Exhibit 99.1

Media Release

FOR IMMEDIATE RELEASE	Contacts:	Janice McDill, 312.698.6707
janice.mcdill@grubb-ellis.com

Jill Swartz, 714.667.8252, ext. 251
jill.swartz@grubb-ellis.com
Grubb & Ellis Company Announces Fourth Quarter Dividend
SANTA ANA, Calif., (Dec. 13, 2007) — Grubb & Ellis Company (NYSE: GBE), a leading real estate services and investment management firm, announced that its board of directors has declared a fourth quarter dividend of $0.1025 per common share to stockholders of record as of December 28, 2007. The dividend will be pro rated for the period December 8, 2007 through December 31, 2007. The dividend will be payable to all stockholders on or about January 14, 2008.
About Grubb & Ellis
Grubb & Ellis Company (NYSE: GBE) is one of the largest and most respected commercial real estate services and investment management companies. With more than 130 owned and affiliate offices worldwide, Grubb & Ellis offers property owners, corporate occupants and investors comprehensive integrated real estate solutions, including transaction, management, consulting and investment advisory services supported by proprietary market research and extensive local market expertise. In 2007, Grubb & Ellis was selected from among 15,000 vendors as Microsoft Corporation’s Vendor of the Year.
Grubb & Ellis and its subsidiaries are leading sponsors of real estate investment programs that provide individuals and institutions the opportunity to invest in a broad range of real estate investment vehicles, including tax-deferred 1031 tenant-in-common (TIC) exchanges, public non-traded real estate investment trusts (REITs) and real estate investment funds. The Company is the sponsor of Grubb & Ellis Apartment REIT, Inc. and Grubb & Ellis Healthcare/Office REIT, Inc. As of September 30, 2007, nearly $3 billion in investor equity has been raised for these investment programs. The Company and its subsidiaries currently manage a growing portfolio of more than 214 million square feet of real estate. For more information regarding Grubb & Ellis Company, please visit www.grubb-ellis.com.
FORWARD-LOOKING LANGUAGE
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement in this press release about expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward looking statements. Any forward-looking statements are based upon the current beliefs and expectations of Grubb & Ellis’ management and involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements of transactions of Grubb & Ellis and its affiliates or industry results or the benefits of the merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements.
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Grubb & Ellis Company
1551 N. Tustin Avenue Suite 300 Santa Ana, CA 92705 714.667.8252

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12/13/07
Grubb & Ellis Company Announces Fourth Quarter Dividend
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: changes in Grubb & Ellis’ results of operations; uncertainties relating to the implementation of Grubb & Ellis’ various businesses; changes in general and local economic and real estate conditions; the failure to realize synergies and cost-savings from the recent merger between Grubb & Ellis Company and NNN Realty Advisors, Inc.; the inability to combine the businesses of NNN Realty Advisors and Grubb & Ellis successfully, or that such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; and, increased operating costs and business disruption following the merger, including adverse effects on employee retention and on business relationships with third parties.
Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in the Company’s Annual Report of Form 10K for the fiscal year ended June 30, 2007, the Company’s Quarterly Report on Form 10Q for the fiscal quarter ended September 30, 2007, and the Company’s other filings with the Securities and Exchange Commission, including the Company’s Registration Statement on Form S-4, file number 333-144306, and the Joint Proxy Statement/Prospectus that is included therein and that forms a part thereof. Any forward looking statements speak only as of the date on which they are made and the Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.
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